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                                                                   Exhibit 10.18

                                PROMISSORY NOTE
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                                                            Colorado Springs, CO
$159,915.54                                                       April 30, 1996

     FOR VALUE RECEIVED, COMMUNICATIONS SYSTEMS INTERNATIONAL, INC. ("Maker") promises to pay to the order of Robert A. Spade ("Payee") at 8 So. Nevada, Suite 200, Colorado Springs, Colorado 80903, the principal sum of ONE HUNDRED FWW-NINE THOUSAND NINE HUNDRED FIFTEEN DOLLARS AND FIFTY-FOUR CENTS ($159,915.54), together with interest at the rate of 10% per annum. Principal, interest and all other sums payable hereunder are to be paid in lawful money of the United States of America.

     Principal Payments. The principal amount of this note, together with
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accrued interest thereon, shall be payable on May 31, 1999.

     Prepayment. Maker shall have the privilege of prepaying, in whole or in
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part, the unpaid principal balance of this note, together with accrued interest thereon, at any time.

     Default. If Maker defaults in timely payment of this note, interest shall
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be computed on the unpaid principal balance of this note at a rate of 18% per annum.

     Nonwaiver. Neither the failure nor any delay on the part of the holder of
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this note to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other right, power or privilege.

     Presentment, Etc. Maker and any subsequent endorser or guarantor hereof
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hereby waive presentment for payment except at Maturity, notice of nonpayment at
Maturity, notice of protest, protest and notice of dishonor.

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     Notices. Any notice which the holder of this note may desire or may be
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required to give to Maker shall be given by certified or registered United
States mail, postage prepaid, return receipt requested, and addressed to Maker as follows:

                  Communications Systems International, Inc.
                  8 So. Nevada, Suite 200
                  Colorado Springs, CO 80903

Maker may change the address for notices by written notice to the holder hereof delivered at the place for payment hereof.

     Collection Expenses. If this note is not paid as agreed and the holder
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hereof undertakes collection of the indebtedness evidenced hereby, Maker agrees to pay all costs reasonably incurred by the holder in collecting the same, including reasonable attorneys' fees.

     Binding Effect. All of the foregoing promises are the promises of Maker and
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shall bind Maker, its successors and assigns.

     Choice of Law. This note shall be construed in accordance with and governed
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by the laws of the State of Colorado.

                                     MAKER:

                                     COMMUNICATIONS SYSTEMS
                                     INTERNATIONAL, INC.


                                     By: /s/ Robert A. Spade
                                         -----------------------------
                                         Robert A. Spade
                                         President

RAS:nkh

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